Accrued Expenses - Schedule of Accrued Liabilities (Detail) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Accrued payroll	$ 1,398,288	$ 1,094,666
Royalties	167,240	75,642
Accrued interest	16,114	44,291
Accrued consulting fees	150,000	0
Accrued property and use tax	756,348	10,905
Accrued placement fees on convertible notes	4,480,163	0
Other	139,333	87,645
Total accrued liabilities	$ 7,107,486	$ 1,313,149